                                                                   EXHIBIT 10.36

                      SPLIT DOLLAR LIFE INSURANCE AGREEMENT

            This Agreement made and entered into the 23rd day of January, 2002, between GROUP 1 AUTOMOTIVE, INC., a Delaware Corporation (hereinafter called the "Corporation") and LESLIE HOLLINGSWORTH and LEIGH HOLLINGSWORTH COPELAND, as Trustees of the Hollingsworth 2000 Children's Trust dated June 28, 2000 (the "Trustee"), with respect to insurance on the joint lives of B.B. HOLLINGSWOTH, JR. (the "Employee") and STARLETT WILSON HOLLINGSWORTH (the "Employee's spouse), referred to collective as the "Insureds."

            WHEREAS, the services of the Employee, the Employee's experience and knowledge of the affairs of the Corporation, and the Employee's reputation and contacts in the industry are extremely valuable to the Corporation; and

            WHEREAS, the Corporation desires that the Employee remain in its service and wishes to receive the benefit of the Employee's knowledge, experience, reputation and contacts; and

            WHEREAS, the Corporation is willing to encourage the Employee's continued service to the Corporation by joining with the Trustee for the mutual benefit of the parties hereto in an investment of life insurance on the lives of the Insureds; and

            WHEREAS, the Trustee will be the owner of the insurance policies on the Insureds' lives acquired pursuant to the terms of this Agreement, and the policies will be assigned to the Corporation as security for repayment of the amounts which the Corporation will contribute towards payment of premiums due on such policies;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Corporation and the Trustee agree as follows:

ARTICLE I

                               Insurance Policies

            The Trustee has insured the lives of the Insureds under the policy or policies shown on the attached Schedule A in the amounts as shown on such schedule (such policy, together with any other policies that may be added to this Agreement, are hereinafter called the "insurance policies").

                                   ARTICLE II

                                Premium Payments

            2.1 The Corporation shall pay the entire premium on the policies each year. Premium payments shall be made by the Corporation for a minimum of seven years.

            2.2 With respect to each policy, the Employee shall report as compensation each year, an amount equal to the one-year term cost of the insurance protection to which the Trustee is entitled under such policy pursuant to the terms of this Agreement, including any insurance purchased by dividends, as such cost is determined in Rev. Rul. 64-328 and Rev. Rul. 66-110, which shall be the lesser of the following: (1) an amount determined in accordance with the tables set forth in Rev. Rul. 55-747 (called the "P.S. 58 Cost"), or in corresponding U.S. Treasury Department rulings and regulations hereafter in effect; or (2) the published one-year term rates of the insurance company issuing such coverage, pursuant to the guidelines set forth in Rev. Rul. 66-110 and Rev. Rul. 67-154.

                                   ARTICLE III

                            Corporation's Investment

            3.1 The Corporation's investment ("Corporation's investment") in each insurance policy shall be the amounts paid by the Corporation as premiums on such policy, over and above the amounts reported as compensation by the Employee under the terms of Article II on such policy, and less the amount of any indebtedness which may exist against said policy and any interest due on such indebtedness if said indebtedness was incurred by the Corporation or for the purpose of paying premiums on such policy.

            3.2 The Trustee will collaterally assign the insurance policies on the Insureds' lives, acquired pursuant to the terms of this agreement, to the Corporation as security for the Corporation's investment. This collateral assignment will not be altered or changed without consent of the Corporation.

            3.3 The rights of the Corporation under the collateral assignment are restricted to the following: (a) borrowing against the insurance policy, up to the extent of the cash surrender value, but not in excess of the Corporation's investment, and (b) assigning the Corporation's interest in the insurance policy to the Trustee upon payment of the Corporation's investment.

            3.4 The Corporation is prohibited from taking any action that would endanger either the interest of the Trustee or the payment of the proceeds in excess of the Corporation's investment to the beneficiary designated by the Employee upon the death of the Insureds. The Corporation is specifically prohibited from surrendering the insurance policies for cancellation and from assigning its rights to anyone other than the Trustee.

            3.5 The Trustee specifically has the power to assign all rights of the Trustee in the insurance policies and under this agreement, change the beneficiary designation of each policy and exercise settlement option. The Trustee has all rights to the insurance policies not specifically granted to the Corporation by this agreement.

            3.6 It is agreed that the Corporation shall have the right to custody of the insurance policies covered by this agreement as long as there is any Corporation's investment in such policies; provided, however, that it is agreed that the Corporation shall make such policies available to the life insurance companies when it shall be necessary to endorse changes of beneficiary thereon in accordance with the Trustee's right to appoint beneficiaries as provided in this agreement or to exercise any other rights of the Trustee to such policies.

                                   ARTICLE IV

                                Term of Agreement

            4.1 This agreement shall continue in full force and effect during the term set forth in section 4.2(b), and during any further period that the Employee is an officer, director, consultant or employee of the Corporation; provided, further that if the Employee becomes totally and permanently disabled (as defined below), and if he is an officer, director, consultant or employee of the Corporation at the time he becomes so disabled, this agreement shall also continue in full force and effect during the period of such disability to the same extent as if the Employee were still actively engaged in such capacity. For purposes of this agreement, total and permanent disability shall mean the inability of the Employee, by reason of illness, disability or incapacity (due to accident or otherwise), to perform the duties and render the services required in this employment for a continuous period of one year. If the Employee becomes disabled as defined herein and subsequently recovers from such disability, the provisions of this section relating to disability shall cease to be operative.

            4.2 Except as may be mutually agreed in writing by the Corporation and the Employee, this agreement shall terminate upon the later to occur of the following:

            (a) The Employee ceases to be an officer, director, consultant or employee of the Corporation for any reason other than total and permanent disability; or

            (b) Fifteen years from the date hereof.

            4.3 Upon the death of both the Insureds, the beneficiary designated by the Corporation shall be entitled to receive from the proceeds of the policy the amount described in section 3.1. The balance of the policy proceeds shall be payable to such beneficiary as may be designated by the Trustee.

            4.4 At any time, the Trustee shall have the option to purchase the Corporation's interest in one or more of the policies subject hereto, with the purchase price to be lesser of the Corporation's investment or the cash surrender value of the policies. In the event of such purchase, the Corporation shall execute all documents required by the insurance company to accomplish a transfer of all the Corporation's interest in the policy or policies purchased to the Trustee. If the Trustee does not exercise such option, the Trustee shall execute all documents required by the insurance company to effectively release all of its interest in the policy to the Company.

                                    ARTICLE V

                               Insurance Companies

            The insurance companies shall not be deemed to be parties to this agreement for any purpose, nor are they in any way to be responsible for its validity or enforcement. The insurance companies shall not be obligated to inquire as to the distribution or application of any monies, payable or paid by them under insurance policies issued on the lives of the Insureds, if they make payment or otherwise perform their contract obligations in accordance with the terms of the insurance policies.

                                   ARTICLE VI

                          Amendments and Binding Effect

            This agreement shall not be modified or amended except by a writing signed by the Corporation and the Trustee. This agreement shall be binding upon the heirs, administrators, executors, assigns and successors of the parties to this agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.


                                        GROUP 1 AUTOMOTIVE, INC.

                                        By


                                        /s/ John H. Duncan
                                        -------------------------------------

                                        /s/ B.B. Hollingsworth, Jr.
                                        -------------------------------------
                                            Chairman, President, CEO

                                        HOLLINGSWORTH 2000 CHILDREN'S TRUST


                                        By:  /s/ Leslie Hollingsworth
                                            ---------------------------------
                                                 LESLIE HOLLINGSWORTH, Trustee


                                        By:  /s/ Leigh Hollingsworth Copeland
                                            ---------------------------------
                                                 LEIGH HOLLINGSWORTH COPELAND,
                                                 Trustee

                                   SCHEDULE A

            The insurance policies subject to the foregoing Split Dollar Life Insurance Agreement entered into the 23rd day of January, 2002, with GROUP 1 AUTOMOTIVE, INC. are as follows:

                                                FACE
COMPANY                  POLICY NO.           AMOUNT
-------                  ----------           ------
Pacific Life Insurance   VP62522200           $7,799,697

                                        GROUP 1 AUTOMOTIVE, INC.

                                        By

                                        /s/ John H. Duncan
                                        -------------------------------------

                                        /s/ B.B. Hollingsworth, Jr.
                                        -------------------------------------
                                            Chairman, President, CEO


                                        HOLLINGSWORTH 2000 CHILDREN'S TRUST

                                        By: /s/ Leslie Hollingsworth
                                            ---------------------------------
                                               LESLIE HOLLINGSWORTH, Trustee

                                        By: /s/ Leigh Hollingsworth Copeland
                                            ---------------------------------
                                               LEIGH HOLLINGSWORTH COPELAND,
                                               Trustee

                                  SPLIT_DOLLAR
                          ASSIGNMENT OF LIFE INSURANCE
                           DEATH BENEFIT AS COLLATERAL



                  A. FOR VALUE RECEIVED, the undersigned hereby assigns to GROUP 1 AUTOMOTIVE, INC., a Delaware corporation, its successors and assigns (herein called the "Assignee"), the death benefit under Policy No. VP62522200, issued by Pacific Life Insurance(herein called the "Insurer") and any supplementary contracts issued in connection therewith (said policy and contracts being herein called the "Policy"), upon the lives of B.B. HOLLINGSWORTH, JR. and STARLETT WILSON HOLLINGSWORTH, of Houston, Texas, subject to all the terms, and conditions of the policy and to all superior liens, if any, which the Insurer may have against the policy. The undersigned by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

                  B. This assignment of the life insurance death benefit under the Policy is made as collateral security for all liabilities of the undersigned, or any of them, to the assignee, either now existing or that may hereafter arise with respect to premiums advanced for or paid on the Policy by the Assignee (all of which liabilities secured or to become secured are herein called "Liabilities").

                  C. It is understood and agreed that the only rights of the Assignee are (1) to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity, (2) to make policy loans or advances from the Insurer not in excess of the Liabilities and (3) to assign the Assignee's rights in the Policy only to the undersigned upon payment of the Liabilities. The Assignee is prohibited from taking any action that would endanger either the interest of the undersigned or the payment of proceeds in excess of cash surrender value (less policy loans and interest thereon) to the beneficiary designated by the undersigned upon the death of the Insured. The Assignee is specifically prohibited from surrendering the Policy for cancellation and from assigning its rights to anyone other than the undersigned.

                  D. It is expressly agreed that all other rights under the Policy not reserved to the Assignee pursuant to Paragraph C, including, by way of illustration and not limitation, the right to surrender the Policy, the right to designate and change the beneficiary, and the right to elect and receive dividends, are reserved exclusively to the owner of the Policy and are excluded from the assignment and do not pass by virtue hereof and may be exercised by the owner on the sole signature of the owner. Nothing herein shall affect funds, if any, now or hereafter held by the insurer for the purpose of paying future premiums under the Policy.

                  E. The Assignee covenants and agrees with the undersigned as follows:

                  1. That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this assignment not been executed;

                  2. That the Assignee will upon request forward without unreasonable delay to the Insurer the policy for endorsement of any designation or change of beneficiary or any election of an option mode of settlement; provided, however, that any such designation, change or election shall be made subject to this assignment and to the rights of the Assignee hereunder.

                  F. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the validity or the amount of the Liabilities, or the application to be made by the Assignee of any amount to be paid to the Assignee. The sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy and assigned herein, shall be drawn to the exclusive order of the Assignee if, when, and in such amounts as may be required by the Assignee.

                  G. The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the proceeds of the Policy hereunder assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting or regard to other security.

                  H. In the event of any conflict between the provisions of this assignment and the provisions of other evidence of any liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

                  I. The undersigned declares that no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.

                  SIGNED this 29 day of March, 2002.


                                       /s/ Leslie Hollingsworth
                                       ----------------------------------------
                                       LESLIE HOLLINGSWORTH, Trustee of the
                                       Hollingsworth 2000 Children's Trust


                                       /s/ Leigh Hollingsworth Copeland
                                       ----------------------------------------
                                       LEIGH HOLLINGSWORTH COPELAND, Trustee of
                                       the Hollingsworth 2000 Children's Trust



THE STATE OF TEXAS ss.
                   ss.
COUNTY  OF  HARRIS ss.


                  BEFORE ME, the undersigned authority, on this day personally appeared LESLIE HOLLINGSWORTH, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed.

                  GIVEN under my hand and seal of office this 29th day of March, 2002.

                                                   /s/ Donna M. Baker
                                                   ----------------------------
                                                    Notary Public in and for
                                                       the State of Texas

THE STATE OF TEXAS ss.
                   ss.
COUNTY  OF  HARRIS ss.


                  BEFORE ME, the undersigned authority, on this day personally appeared LEIGH HOLLINGSWORTH, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed.

                  GIVEN under my hand and seal of office this 29th day of March, 2002.

                                                   /s/ Donna M. Baker
                                                   ----------------------------
                                                    Notary Public in and for
                                                       the State of Texas